UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SONO-TEK CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SONO-TEK CORPORATION

2012 Route 9W

Milton, New York 12547

845-795-2020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

AUGUST 22, 2013

The 2013 Annual Meeting of Shareholders of Sono-Tek Corporation (the “Company”) will be held at the Inn at Buttermilk Falls, 220 North Road, Milton, New York 12547 on August 22, 2013 at 10:00 a.m., local time, for the following purposes:

1.	To elect four Directors of the Company to serve until the 2015 Annual Meeting of Shareholders of the Company.

2.	To ratify the appointment of Ligget, Vogt & Webb, P.A., as the Company’s independent auditors for the fiscal year ending February 28, 2014.

3.	To cast an advisory vote on the compensation of the Company’s named executive officers.

4.	To cast an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

5.	To approve the Company’s 2013 Stock Incentive Plan.

6.	To transact such other business as may properly come before the meeting or any adjournments thereof.

A copy of the Company’s Annual Report for the fiscal year ended February 28, 2013 is enclosed with this Proxy Statement.

The Board of Directors has fixed the close of business on July 3, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Milton, New York 12547 during ordinary business hours until the meeting.

Important notice regarding the availability of proxy materials for the regular meeting of shareholders to be held on August 22, 2013. The Notice of 2013 Annual Meeting of Shareholders, the Proxy Statement, including Proxy Card, and the 2013 Annual Report to Shareholders are available on the Internet at the following website: http://www.sono-tek.com/proxy-statement/

Claudine Y. Corda, Secretary

Dated: July 22, 2013

YOUR VOTE IS IMPORTANT. EVEN IF YOU DESIRE TO ABSTAIN,

PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING

POSTAGE PAID ENVELOPE.

SONO-TEK CORPORATION

2012 Route 9W

Milton, New York 12547

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 22, 2013

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the “Company”), for use at the 2013 Annual Meeting of Shareholders of the Company to be held on August 22, 2013.

All proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder’s instructions contained in such proxy. In the absence of contrary instructions, shares represented by such proxy will be voted (i) FOR approval of the election of each of the individuals nominated as Directors set forth herein (ii) FOR the ratification of the appointment of Ligget, Vogt & Webb, P.A., as the Company’s auditors for the fiscal year ending February 28, 2014, (iii) FOR approval of the compensation of the Company’s named executive officers, (iv) FOR “Three Years” as the frequency of future advisory votes on the compensation of the Company’s named executive officers and (v) FOR approval of the Company’s 2013 Stock Incentive Plan. A shareholder may revoke his or her proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the 2013 Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record holding a majority in voting power of the outstanding shares of the Company’s common stock entitled to vote at the Annual Meeting are present in person or are represented by proxies. For purposes of determining the presence or absence of a quorum, the Company intends to count as present shares present in person but not voting and shares for which the Company has received proxies but for which holders thereof have abstained. Furthermore, shares represented by proxies returned by a broker holding the shares in nominee or “street” name will be counted as present for purposes of determining whether a quorum is present, even if the broker is not entitled to vote the shares on matters where discretionary voting by the broker is not allowed (“broker non-votes”).

Holders of the Company’s common stock will vote as a single class and will be entitled to one vote per share with respect to each matter to be presented at the Annual Meeting. With respect to Item 1, the four nominees for director receiving a plurality of the votes cast by holders of common stock, at the Annual Meeting in person or by proxy, shall be elected to the Board of Directors. Approval of Items 2, 3, 4 and 5 requires the votes cast in favor of each such proposal to exceed the votes cast against such proposal. Abstentions from voting, as well as broker non-votes, if any, are not treated as votes cast and, therefore, will have no effect on any of these proposals.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 2013 Annual Report to Shareholders are intended to be mailed on or about July 22, 2013 to shareholders of record at the close of business on July 3, 2013. At said record date, the Company had 14,503,010 outstanding shares of common stock.

ITEM 1: ELECTION OF DIRECTORS

The Board of Directors is currently comprised of eight seats and is divided into two equal classes. The Directors in each class serve for a term of two years, and until their respective successors are duly elected and qualify. The Board of Directors has nominated Christopher L. Coccio, Joseph Riemer and Philip Strasburg, all current Directors, and R. Stephen Harshbarger, a new nominee, for election at the Annual Meeting by plurality vote to hold office until the Company’s 2015 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify. All nominees have consented to be named as such and to serve if elected.

Management intends to vote the accompanying Proxy FOR election as Directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing Directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

NOMINEES FOR DIRECTOR

Nominees for election to term expiring 2015

The following four persons are nominated for election as Directors of the Company to hold office until the Company’s 2015 Annual Meeting of Shareholders.

DR. CHRISTOPHER L. COCCIO, 72, was appointed President and Chief Executive Officer of the Company on April 30, 2001, has been a Director of the Company since June 1998, and was appointed Chairman in August 2007. From 1964 to 1996, he held various engineering, sales, marketing and management positions at General Electric Company, with P&L responsibilities for up to $100 million in sales and 500 people throughout the United States. He also won an ASME Congressional Fellowship and served with the Senate Energy Committee in 1976. His business experience includes both domestic and international markets and customers. He founded a management consulting business in 1996, and was appointed a legislative Fellow on the New York State Assembly’s Legislative Commission on Science and Technology from 1996 to 1998. From 1998 to 2001, he worked with Accumetrics Associates, Inc., a manufacturer of digital wireless telemetry systems, as Vice President of Business Development and member of the Board of Advisors. Dr. Coccio received a B.S.M.E. from Stevens Institute of Technology, an M.S.M.E. from the University of Colorado, and a Ph.D. from Rensselaer Polytechnic Institute in Chemical Engineering.

Key attributes, Experience and Skills: Dr. Coccio brings his strategic vision for our Company to the Board together with his leadership, business experience and investor relations skills. Dr. Coccio has an immense knowledge of our Company and its related applications which is beneficial to the Board. Dr. Coccio’s service as Chairman and CEO bridges a critical gap between the Company’s management and the Board, enabling the Board to benefit from management’s perspective on the Company’s business while the Board performs its oversight function.

R. STEPHEN HARSHBARGER, 45, joined the Company in 1993. He was appointed President of the Company in 2012. As President, he directs the Company’s Sales, Marketing, Engineering, Service, and Manufacturing Operations. Prior to assuming his present position, Mr. Harshbarger served as Sales Engineer, World Wide Sales and Marketing Manager, Vice President & Director of Electronics and Advanced Energy (E&AE) and Executive Vice President. In his years managing the sales organization, he established a worldwide distribution and representative network in more than 40 countries consisting of greater than 300 individuals, with revenue growth of greater than 300%. He has over 18 years of experience in ultrasonic coating equipment for the electronics, medical device and advanced energy industries. Prior to joining the Company, Mr. Harshbarger was the Sales and Marketing Manager for Plasmaco Inc., a world leader in the development of flat panel displays. In that position, he established their distribution network, participated in venture capital funding, and introduced the first flat panel technology to Wall Street trading floors.  He is a graduate of Bentley University, with a major in Finance and a minor in Marketing.

Key attributes, Experience and Skills: If elected to the Board, Mr. Harshbarger will bring his business experience and immense knowledge of the Company and its related applications which will be beneficial to the Board. Mr. Harshbarger’s service as President will allow him to provide a conduit between the Company’s management and the Board, enabling the Board to benefit from management’s perspective on the Company’s business while the Board performs its oversight function. Mr. Harshbarger also brings leadership and oversight experience to the Board.

DR. JOSEPH RIEMER, 64, joined the Company in January 2007 as Vice President of Engineering, and has been a Director since August 2007. Dr. Riemer served as President from September 2007 until August 2012 when he became Vice President of Food Business Development. Dr. Riemer holds a Ph.D. in Food Science and Technology from the Massachusetts Institute of Technology (MIT), focusing on food technology, food chemistry, biochemical analysis, and food microbiology. His experience includes seven years with Pfizer in its Adams Confectionary Division, where he was Director, Global Operations Development. Dr. Riemer has also held leading positions with several food, food ingredients, and personal care products companies. He has served in the capacities of research and development, operations, and general management. Prior to joining the Company, he was a management consultant serving clients in the food, biotech and pharmaceutical industries.

Key attributes, Experience and Skills: Dr. Riemer’s extensive research and management experience enables him to bring valuable insights to the Board. His extensive experience in the biotech, food and pharmaceutical industries bring specific product application insights to the Board. Dr. Riemer’s service as Vice President of Food Business Development helps to provide focus to the Board on this important marketing area. Dr. Riemer also brings leadership and oversight experience to the Board.

PHILIP STRASBURG, CPA, 74, has been a Director since August 2004. He is a retired partner from the firm of Anchin Block and Anchin, LLP and has 40 years of experience in auditing. He served as Audit Committee Chairman from August 2004 until February 2005, when he was elected Treasurer. Mr. Strasburg was reappointed Audit Committee Chairman in May 2005 concurrent with his resignation as Treasurer. He was the lead partner on the Company’s account from Fiscal 1994 to Fiscal 1996. Mr. Strasburg is a certified public accountant in New York State. He has a Master of Science in economics from The London School of Economics and Political Science and a Bachelors of Science degree from Lehigh University, where he majored in business administration.

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Key attributes, Experience and Skills: Mr. Strasburg’s training and extensive experience in auditing provide the Board with valuable insights and skills necessary to lead the Audit Committee. Mr. Strasburg’s strong operational and business background complement his accounting and finance experience, and are valuable resources to the Board as it exercises its oversight duties and support of the Company’s growth strategies.

DIRECTORS CONTINUING AS DIRECTORS WITH TERMS EXPIRING IN 2014

EDWARD J. HANDLER, III, Esq., 76, is a retired partner from Kenyon & Kenyon, a law firm that provided intellectual property advice to the Company. Mr. Handler became a Director of the Company on October 1, 2004, coincident with his retirement from his law firm. Mr. Handler has 40 years of experience in all aspects of intellectual property, including patents, trade secrets, trademarks and copyrights, including litigation and other adversarial proceedings. Mr. Handler is Chairman and CEO of The Bronx Project, Inc., a private Delaware corporation active in the area of therapeutics for acute (CNS) inflammatory conditions. Mr. Handler is past President of the West Point Society of New York and a past Trustee of the Association of Graduates, U.S. Military Academy. He holds a J.D. degree from the University of Virginia Law School and a B.S. in Engineering Science from the United States Military Academy.

Key attributes, Experience and Skills: Mr. Handler’s extensive experience as an attorney enables him to bring valuable strategic insights to the Board. Mr. Handler’s past experience as the Company’s intellectual property attorney provides him with an in depth knowledge of the Company and its related market applications. Mr. Handler also brings leadership and oversight experience to the Board.

ERIC HASKELL, CPA, 66, has been a Director since August 2009. He has over 30 years of experience in senior financial positions at several public and private companies.  He has significant expertise in the areas of acquisitions and divestitures, strategic planning and investor relations.  From December 2005 through March 2008, Mr. Haskell served as the Executive Vice President and Chief Financial Officer of SunCom Wireless Holdings, Inc., a company providing digital wireless communications services which was publicly traded until its merger with a wholly-owned subsidiary of T-Mobile USA, Inc. in February 2008.  He also served as a member of SunCom’s Board of Directors from November 2003 through May 2007.  From 1989 until April 2004, Mr. Haskell served as the Chief Financial Officer of Systems & Computer Technology Corp., a NASDAQ listed software and services corporation.  Mr. Haskell received his Bachelors Degree in Business Administration from Adelphi University in 1969.

Key attributes, Experience and Skills: Mr. Haskell’s training and extensive experience in financial management at both public and private companies provide the Board with valuable insights. Mr. Haskell’s significant experience in acquisitions and divestitures and investor relations brings strategic judgment and experience to the Board. Mr. Haskell’s strong operational and business background complement his accounting and finance experience and are valuable resources to the Board as it exercises its oversight duties and support of the Company’s growth strategies.

DR. DONALD F. MOWBRAY, 75, has been a Director since August 2003. He has been an independent consultant since August 1997. From September 1992 to August 1997, he was the Manager of the General Electric Company’s Corporate Research and Development Mechanical Engineering Laboratory. From 1962 to 1992 he worked for the General Electric Company in a variety of engineering and managerial positions. Dr. Mowbray received a B.S. in Aeronautical Engineering from the University of Minnesota in 1960, a Master of Science in Engineering Mechanics from the University of Minnesota in 1962 and a Ph.D. from Rensselaer Polytechnic Institute in Engineering Mechanics in 1968.

Key attributes, Experience and Skills: Dr. Mowbray’s extensive research and managerial experience enables him to bring valuable insights to the Board. His knowledge of the Company’s products and the materials sciences technology underlying them has enabled him to contribute to our advanced products development and designs. Dr. Mowbray also brings leadership and oversight experience to the Board from his GE management background.

SAMUEL SCHWARTZ, 93, has been a Director of the Company since August 1987, and was Chairman of the Board from February 1993 to May 1999 and August 2001 to August 2007. From 1959 to 1992, he was the Chairman and Chief Executive Officer of Krystinel Corporation, a manufacturer of ceramic magnetic components used in electronic circuitry. He received a B.Ch.E. from Rensselaer Polytechnic Institute in 1941 and an M.Ch.E. from New York University in 1948.

Key attributes, Experience and Skills: Mr. Schwartz’s long-time experience as a businessman and manufacturer enables him to bring valuable operational insights to the Board. Mr. Schwartz’s experience as former Chairman of the Board enable him to bring operational insights to the Board. Mr. Schwartz also brings leadership and oversight experience to the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO ELECT THE FOUR NOMINEES LISTED ABOVE.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Independence of Directors

The Company’s Board of Directors is currently comprised of five “independent directors”, as that term is defined under Nasdaq rules, and two directors who are not “independent directors”. The Company’s “independent directors” are Edward Handler, Eric Haskell, Donald Mowbray, Philip Strasburg and Samuel Schwartz. Christopher Coccio and Joseph Riemer are employees of the Company and are therefore not independent. If elected to the Board, R. Stephen Harshbarger, who is an employee of the Company, will also not be considered independent.

Board Leadership Structure and Role in Risk Oversight

The Board believes Dr. Coccio’s service as Chief Executive Officer and Chairman of the Company is appropriate because it provides an important link between the Company’s management and the Board, enabling the Board to benefit from management’s views on the Company’s business while the Board performs its oversight role.  Further, the Board believes Dr. Coccio’s significant ownership of the Company’s stock aligns his interests with those of the Company’s shareholders. In addition, the Board believes that having one person serve as both Chief Executive Officer and Chairman of the Board of Directors demonstrates for the Company’s employees, strategic partners, customers and shareholders that the Company has one clear leader.

Management is responsible for the Company’s day-to-day risk management, and the Board’s role is to engage in informed oversight. The entire Board performs the risk oversight role. The Company’s Chief Executive Officer is a member of the Board of Directors, and the Company’s Chief Financial Officer regularly attends Board meetings, which helps facilitate discussions regarding risk between the Board and the Company’s senior management, as well as the exchange of risk-related information or concerns between the Board and senior management. Further, the independent directors generally meet in executive session following regularly scheduled Board meetings to voice their observations or concerns and to shape the agendas for future Board meetings.

The Board of Directors believes that, with these practices, each director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its shareholders.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held eight meetings in the fiscal year ended February 28, 2013. All Directors attended at least 75% of the Company’s Board Meetings.

The Board does not have a policy regarding attendance at annual shareholders’ meetings; however, all Board members are strongly encouraged to attend such meetings. Five Board members attended the 2012 Annual Meeting of Shareholders held on August 23, 2012.

The Board of Directors has two standing committees: Compensation Committee and Audit Committee. Certain information regarding the members and duties of the various management committees is detailed below.

COMPENSATION COMMITTEE

The Company’s Board of Directors has a Compensation Committee composed of Dr. Mowbray (Chairman) and Messrs. Handler and Strasburg. The compensation of the executive officers of the Company is set by the Company’s Board of Directors based upon the recommendations of the Compensation Committee. Compensation is set at levels believed to be competitive with executive officers with similar qualifications, experience and responsibilities of similar businesses. Such individuals receive a base salary and incentive compensation based on the achievement of certain operating objectives. The Compensation Committee serves an advisory function only and has no independent authority. The Compensation Committee met four times during Fiscal Year 2013. All members attended all meetings. The Compensation Committee does not have a charter. During the fiscal year ended February 28, 2013, the Compensation Committee did not use any external consultants to assist in the determination of executive compensation.

AUDIT COMMITTEE

The Company’s Board of Directors has an Audit Committee composed of Messrs. Handler, Haskell and Strasburg (Chairman). The Board of Directors has adopted a charter for the Audit Committee. The “audit committee financial expert” designated by the Board is Mr. Strasburg. The Audit Committee charter is available on the Company’s website at http://www.sono-tek.com/audit-committee-charter/. The Audit Committee is responsible for (i) selecting an independent public accountant for ratification by the shareholders, (ii) reviewing material accounting items affecting the consolidated financial statements of the Company, and (iii) reporting its findings to the Board of Directors. The Audit Committee met four times during the fiscal year ended February 28, 2013. All members attended at least 75% of the meetings.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal control and disclosure controls and procedures. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and with Liggett, Vogt & Webb, P.A., the Company’s independent auditors for 2013.

The Audit Committee has discussed with Liggett, Vogt & Webb, P.A., the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit Committee has received from Liggett, Vogt & Webb, P.A., the written statements required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed Liggett, Vogt & Webb, P.A.’s independence with Liggett, Vogt & Webb, P.A., and has considered the compatibility of non-audit services with the auditor’s independence.

Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended February 28, 2013 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Liggett, Vogt & Webb, P.A. as the Company’s independent auditors for the Fiscal Year ending February 28, 2014.

This report of the Audit Committee shall not be incorporated by reference into any of the Company’s future filings made under the Securities Exchange Act of 1934 or the Securities Act of 1933, and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act or the Securities Act.

THE AUDIT COMMITTEE

Philip Strasburg (Chairman)

Edward Handler

Eric Haskell

NOMINATING COMMITTEE

The Board of Directors does not maintain a separate nominating committee because the Board of Directors believes that it can select prospective Director nominees by acting on the basis of a consensus of the entire Board of Directors. Accordingly, all Directors participate in the selection of candidates for nomination as Directors of the Company. The Board identifies and deliberates on the merits of candidates, based upon education, and experience in the following areas: business, scientific, legal and financial. The Board of Directors does not have a separate charter pertaining to nominations. All current nominees for the Board of Directors are incumbent Directors and were nominated by the entire Board for inclusion on the Company’s proxy card. The Board of Directors will consider nominees recommended by shareholders. No special procedure needs to be followed in submitting such recommendation.

Shareholder Communications with the Company’s Board of Directors

Mail can be addressed to Directors c/o Corporate Secretary, Sono-Tek Corporation, 2012 Route 9W, Milton, NY 12547. At the direction of the Board, all mail received may be opened and screened for security purposes. All mail, other than trivial, obscene, unduly hostile, threatening, illegal or similarly unsuitable items will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to “Board of Directors” “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Board.

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Director Compensation

Each non-employee director receives $1,000 for each meeting attended. Directors who are employees of the Company receive no additional compensation for serving as directors. For the year ended February 28, 2013, director compensation was as follows:

2013 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Edward J. Handler	8,000	-	3,382	-	-	-	11,382
Eric Haskell	7,000	-	2,254	-	-	-	9,254
Donald F. Mowbray	6,000	-	2,259	-	-	-	8,259
Samuel Schwartz	8,000	-	3,382	-	-	-	11,382
Philip Strasburg	6,000	-	4,504	-	-	-	10,504

Option awards in the above table are calculated using the Black-Scholes options pricing model which is further discussed in Note 4 – Stock Based Compensation, in the Company’s financial statements.

The number of vested and unvested stock options held by non-employee directors as of February 28, 2013 was as follows:

	Number of Vested Options	Number of Unvested Options

Edward J. Handler	9,999	20,001
Eric Haskell	6,666	13,334
Donald F. Mowbray	6,666	13,334
Samuel Schwartz	9,999	20,001
Philip Strasburg	13,332	26,668

Other Executive Officers

In addition to Drs. Christopher L. Coccio and Joseph Riemer and R. Stephen Harshbarger, the following persons are executive officers of the Company:

STEPHEN J. BAGLEY, CPA, 50, was appointed Chief Financial Officer of the Company in June 2005. From 1987 to 1991 he worked in public accounting in various capacities. From 1992 to 2005, he held various leadership positions as Controller, Chief Financial Officer and Vice President of Finance for companies with up to $45,000,000 in revenues. Mr. Bagley earned a Bachelor of Science degree from The State University of NY – College at Oneonta and an MBA from Marist College. He was licensed as a CPA in 1990. Mr. Bagley is a Trustee of the Board of Education for the New Paltz Central School District and Chairman of the Audit and Finance Committee for the District.

ROBB W. ENGLE, 42, joined the Company in 2000 as a Field Service Technician. Mr. Engle created the Company’s Service Department and led the development of key products in his leadership role of the Company’s engineering resources. As Vice President of Engineering, he directs the engineering department, service department, IT and Sono-Tek laboratory services. Mr. Engle was formally trained and certified by the U.S. Navy as a Nuclear Operator where he was recognized with an induction into the Navy League Memorial for meritorious service and the advancement of training techniques. He also served with honors on board a submarine and earned the prestigious Sub-Surface Warfare (E) Insignia.

EXECUTIVE COMPENSATION

The following table sets forth the aggregate remuneration paid or accrued by the Company for the Fiscal Years ended February 28, 2013 and February 29, 2012 for each named officer of the Company.

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards ($)	All Other Compensation ($)	Total ($)

Christopher L. Coccio	2013	205,394	7,000	0	49,248	3,240	264,882
CEO, Chairman and Director	2012	222,137	45,698	0	0	2,595	270,430

R. Stephen Harshbarger	2013	204,263	0	0	5,591	4,085	213,939
President	2012	199,628	1,442	0	0	4,021	205,091

Joseph Riemer	2013	124,690	2,000	0	29,978	2,705	159,373
Vice President	2012	166,698	14,861	0	34,015	3,391	218,965

All Other Compensation represents Company contributions to the Company’s 401K plan.

During the year ended February 28, 2013, the above named officers were granted options at an exercise price of $0.61 in the amounts set forth. In exchange for the newly issued options, the above named officers surrendered an identical number of their outstanding options and these were cancelled. The surrendered options were set to expire at various dates from 2014 to 2021. The newly issued options vest as follows: 33.33% on the date of grant, 33.33% one year from the date of grant and 33.33% two years from the date of grant and are exercisable for a period of ten years.

Christopher L. Coccio was granted and surrendered 486,893 options, which had been fully vested.

R. Stephen Harshbarger was granted and surrendered 10,000 options, which had been fully vested.

Joseph Riemer was granted and surrendered 264,975 options, 186,225 of which had been fully vested.

Option awards in the above table are calculated using the Black-Scholes options pricing model which is further discussed in Note 4 – Stock Based Compensation, in the Company’s financial statements.

Officer Compensation Arrangements

During the year ended February 28, 2013, Dr. Coccio was compensated at a rate of $225,000 per annum.

During the year ended February 28, 2013, Mr. Harshbarger was compensated at a rate of $200,000 per annum.

During the year ended February 28, 2013, Dr. Riemer was compensated at a rate of $75,000 per annum, plus a commission on sales that his business unit originates.

2003 STOCK INCENTIVE PLAN

As of February 28, 2013, the Company had in effect the 2003 Stock Incentive Plan (the “2003 Plan”) under which no further options may be granted. As of February 28, 2013, there were outstanding options to purchase an aggregate of 1,322,718 shares of common stock at prices ranging from $.42 to $1.95 per share under the 2003 Plan.

Under the 2003 Plan, options were available to be granted to officers, directors, consultants and employees of the Company and its subsidiaries to purchase up to 1,500,000 of the Company's common shares. Under the 2003 Plan options expire at various dates through 2023.

On November 8, 2012, the Company granted 840,718 options to officers, and one person who became an officer subsequent to that date, and 140,000 options to directors, at an exercise price of $0.61. These options vest as follows: 33.33% on the date of grant, 33.33% one year from the date of grant and 33.33% two years from the date of grant. The options expire ten years from the date of grant. In exchange for the newly issued options, the officers and directors surrendered their outstanding options and these were cancelled. The surrendered options were set to expire at various dates from 2014 to 2021 and had an average exercise price of $.95.

During Fiscal Year 2013, the Company also granted options for 115,000 shares exercisable at prices from $.48 to $.61 to officers of the Company and options for 10,000 shares exercisable at $.48 to an employee of the Company.

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The following table sets forth information regarding unexercised options held as of February 28, 2013 by each named executive who received in excess of $100,000 in salary and bonus.

Outstanding Equity Awards At Fiscal Year End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Christopher L. Coccio	162,281	324,612[1]	0.61	11/08/2022

R. Stephen Harshbarger	3,333	56,667[2]	0.61	11/08/2022
	12,500	12,500[3]	0.48	01/24/2023

Joseph Riemer	88,317	176,658[4]	0.61	11/08/2022
	0	10,000[5]	0.48	01/24/2023

1162,306 options will vest on November 8, 2013 and 162,306 options will vest on November 8, 2014.

225,833 options will vest on November 8, 2013, 20,834 options will vest on November 8, 2014 and 10,000 options will vest on November 8, 2015.

3Will vest on January 24, 2013.

488,329 options will vest on November 8, 2013 and 88,329 options will vest on November 8, 2014.

54,500 options will vest January 24, 2014, 3,500 options will vest January 24, 2015 and 2,000 options will vest January 24, 2016.

Description of 401 (k) Plan

Effective April 1, 2000, the Company instituted the Sono-Tek Corporation 401(k) Plan (“401(k) Plan”) for employees of the Company, its subsidiaries and affiliates pursuant to the Internal Revenue Code. Under the 401(k) Plan, an eligible employee can elect to make a salary reduction of up to 20% of his compensation as defined in the plan.

BENEFICIAL OWNERSHIP OF SHARES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name (and address if	Amount
more than 5%) of	Beneficially
Beneficial owner	Owned	Percent

Directors and Officers
*Christopher L. Coccio	654,958[1]	4.47%
*Edward J. Handler	107,507[2]	**
*R. Stephen Harshbarger	30,833[3]	**
*Eric Haskell	6,666 [4]	**
*Donald F. Mowbray	51,666[5]	**
*Joseph Riemer	254,451[6]	1.74%
*Samuel Schwartz	1,525,146[7]	10.51%
*Philip A. Strasburg	58,332[8]	**

All Executive Officers and Directors as a Group	2,729,091[9]	18.37%

Additional 5% owners
Herbert Spiegel	756,931	5.22%
425 East 58th Street
New York, NY 10022

Norwood Venture Corporation	1,084,672	7.48%
65 Norwood Avenue
Montclair, NJ 07043

The above ownership percentages are based on 14,503,010 shares outstanding as of April 29, 2013.

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*c/o Sono-Tek Corporation, 2012 Route 9W, Milton, NY 12547.

** Less than 1%

1 Includes 2,000 shares in the name of Dr. Coccio’s wife and 162,281 options currently exercisable issued under the 2003 Plan.

2 Includes 61,579 shares owned jointly with Mr. Handler’s wife, 35,929 shares in the name of Mr. Handler’s wife and 9,999 options currently exercisable issued under the 2003 Plan.

3 Includes 15,833 options currently exercisable under the 2003 Plan.

4 Includes 6,666 options currently exercisable under the 2003 Plan.

5 Includes 6,666 options currently exercisable under the 2003 Plan.

6 Includes 88,317 options currently exercisable under the 2003 Plan.

7Includes 9,999 options currently exercisable under the 2003 Plan.

8Includes 13,332 options currently exercisable under the 2003 Plan.

9 The group total includes 349,375 options currently exercisable under the 2003 Plan. The group total includes 1,750 shares and 16,282 exercisable options held by Mr. Bagley and 1,500 shares and 20,000 exercisable options held by Mr. Engle .

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 1, 2007, the Company entered into identical Executive Agreements with Stephen J. Bagley, Chief Financial Officer, Christopher L. Coccio, Chief Executive Officer, Joseph Riemer, Vice President and Robb W. Engle, Vice President.  The Company also entered into an Executive Agreement with R. Stephen Harshbarger, President, on March 5, 2008, which was subsequently amended on March 8, 2012. In the event of a change of control of the Company followed by a termination of the executives’ employment under certain circumstances, the Executive Agreements provide for severance payments to each officer equal to one year of the executive’s annual base, commissions and bonus compensation paid by the Company for the previous calendar year.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes of beneficial ownership of common stock.  Such persons are also required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports.  Based solely on a review of such filings, during the year ended February 28, 2013, all of the Company's Directors and executive officers and holders of more than ten percent of the Company’s stock have made timely filings of such reports.

ITEM 2: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Sherb & Co., LLP, Certified Public Accountants, to audit the books of account and other records of the Company for the fiscal year ending February 28, 2014. In the event of a negative vote, the Board of Directors will reconsider its election. The Audit Committee of the Company’s Board of Directors determined the independence of the Company’s auditors and recommended their re-appointment to the Board of Directors. Fees paid to or accrued for the auditors were as follows:

		Audit Fees	Tax Fees
Ligget, Vogt & Webb, P.A.	Fiscal year ended February 28, 2013	$46,000	$ 5,500
Sherb & Co., LLP	Fiscal year ended February 29, 2012	$46,500	$17,000

The Company did not pay any audit related fees or other fees to any independent auditing firms during the past two fiscal years.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services, including the preparation of tax returns, that are to be performed and fees to be charged by the Company’s independent auditor to ensure that the provision of these services does not impair the independence of the auditor.  The Audit Committee was in compliance with the requirements of the Sarbanes-Oxley Act of 2002 regarding the pre-approval of all audit and non-audit services and fees. The Audit Committee (or the entire Board of Directors performing the equivalent functions of an audit committee) pre-approved all audit and non-audit services rendered by the Company’s principal accountant in fiscal 2013 and 2012.

Effective December 4, 2012, the Company dismissed Sherb & Co., LLP from serving as the Company’s independent accountants and engaged Liggett, Vogt & Webb, P.A. as its new independent accountants. The Company’s Board of Directors unanimously recommended that the Company change audit firms, directed the process of review of candidate firms to replace Sherb & Co., LLP and made the final decision to engage Liggett, Vogt & Webb, P.A.. The reports of Sherb & Co., LLP on the financial statements of the Company for the years ended February 29, 2012 and February 28, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the years ended February 29, 2012 and February 28, 2011 and reviews of the Company’s financial statements through December 4, 2012, there were no disagreements with Sherb & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sherb & Co., LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

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During the two most recent fiscal years and through December 4, 2012, the Company has not consulted with Liggett, Vogt & Webb, P.A. on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where a written report was provided or oral advice was provided that Liggett, Vogt & Webb, P.A. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement or a reportable event.

A representative of the auditors, Ligget, Vogt & Webb, P.A., is expected to be present at our Annual Meeting, will have an opportunity to make a statement if he desires, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF LIGGET, VOGT & WEBB, P.A.

ITEM 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking shareholders to cast an advisory vote on the compensation of our named executive officers disclosed in the Executive Compensation section of this Proxy Statement. While this vote is non-binding, the Company values the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions.

The Board believes that the objectives of our executive compensation program are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives.  In addition the Board believes that our executive compensation program achieves an appropriate balance between fixed compensation and variable incentive compensation and pays for performance.  The Board also believes that the Company’s executive compensation programs effectively align the interests of our executive officers with those of our shareholders by tying a significant portion of their compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success.  Accordingly, we are asking our shareholders to approve the compensation of our named executive officers.  This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”, IN A NON-BINDING VOTE, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED ABOVE PURSUANT TO ITEM 402 OF REGULATION S-K IN THE EXECUTIVE COMPENSATION SECTION OF THIS PROXY STATEMENT.

ITEM 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

We are asking shareholders to recommend, in a non-binding vote, whether the advisory shareholder vote on the compensation of our named executive officers should occur every one, two or three years. While this vote is non-binding, the Company values the opinions of shareholders and will consider the outcome of the vote when considering the frequency of future advisory shareholder votes on executive compensation.

We believe a three-year frequency for the advisory shareholder vote on executive compensation is most consistent with the objectives of our executive compensation programs.

We believe the best way for shareholders to evaluate the Company’s performance is over a three-year period because our executive compensation programs are designed to motivate and reward sustainable long-term performance. A three-year time horizon will provide shareholders with a long-term view of whether our executive compensation programs are achieving their objectives

We continuously evaluate our executive compensation programs and make prudent changes when necessary to ensure alignment with shareholder interests.

Shareholders can provide the Company their views on executive compensation matters during the interval between shareholder advisory votes. The Company welcomes shareholder input on our executive compensation matters, and shareholders are able to reach out directly to our Board of Directors at http://www.sono-tek.com/ to express their views on executive compensation.

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Executive compensation is set by the entire board of directors with input from the Compensation Committee which is comprised solely of independent directors. A key component of executive compensation is in the form of long-term incentives.  This ensures that executive compensation continues to align appropriately with long-term shareholder interests and the Company’s performance in years no shareholder advisory vote is presented.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE THREE YEARS WITH RESPECT TO HOW FREQUENTLY A NON-BINDING SHAREHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR.

ITEM 5: APPROVAL OF THE 2013 SONO-TEK CORPORATION STOCK INCENTIVE PLAN

General

We are asking our shareholders to approve a new 2013 Sono-Tek Corporation Stock Incentive Plan (the “2013 Plan”). We intend to use the 2013 Plan to attract and retain key talent, encourage stock ownership by our employees, non-employee directors and consultants, to better align with governance best practices, and to receive a federal income tax deduction for certain compensation paid under the 2013 Plan. The Board unanimously recommended that the 2013 Plan be submitted for approval by our shareholders at the Annual Meeting. Approval of the 2013 Plan requires that the votes cast affirmatively exceed the votes cast negatively on the matter. Subject to approval by our shareholders of the 2013 Plan at the Annual Meeting, the 2013 Plan will replace our 2003 Stock Incentive Plan (the “2003 Plan”) under which 1,322,718 options remain outstanding but under which no further awards were permitted be granted as of May 20, 2013. As of June 25, 2013, the closing sales price of a share of the Company’s common stock as reported on the OTC QB was $0.84. As of June 25, 2013, the potential number of participants in the 2013 Plan was approximately 56.

Subject to your approval, the 2013 Plan will:

•	Permit a total number of 2,500,000 shares of common stock (“Shares”) authorized for issuance under the 2013 Plan.
•	Permit the grant of options, stock appreciation rights, dividend equivalent rights, restricted stock and restricted stock units.
•	Permit us to grant “performance-based” awards to allow us increased compensation deductions for “performance-based” awards made to certain of our employees.
•	Provide that the 2013 Plan will terminate on the date that is ten (10) years following shareholder approval of the 2013 Plan.
•	Provide flexibility in determining the terms and conditions of each award, in particular with respect to vesting.
•	Permit “repricing” of awards without the approval of our shareholders.

We believe strongly that the approval of the 2013 Plan is essential to our success. Our employees are our most valuable assets. Stock options and the other awards permitted under the 2013 Plan are vital to our ability to attract and retain outstanding and highly skilled employees, especially in the competitive labor markets in which we compete. These awards also are crucial to our ability to motivate employees to achieve our goals. The proposed terms of the 2013 Plan are designed to allow the Company to continue to attract, retain and motivate people whose skills and performance are critical to the Company’s success. We will continue to monitor the environment in which we operate and make changes to our equity compensation program to help us meet our goals, including achieving long-term shareholder value.

A general description of the principal terms of the 2013 Plan is set forth below. This description is qualified in its entirety by the terms of the 2013 Plan, a copy of which is attached hereto as Exhibit A.

General Description

Purpose.    The purposes of the 2013 Plan are to attract and retain the best available personnel, to provide additional incentives to our employees, consultants and directors through ownership of our Shares, and to promote the success of the Company’s business.

Shares Reserved for Issuance under the 2013 Plan.    If approved by our shareholders, the total number of Shares reserved for issuance under the 2013 Plan will be 2,500,000 Shares.

The maximum number of Shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year will be 200,000 Shares. In connection with a participant’s commencement of service with the Company or a related entity of the Company, the participant may be granted options and stock appreciation rights for up to an additional 200,000 Shares, which would not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of Shares subject to such awards that may be granted to a participant during a calendar year will be 200,000 Shares.

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Share Counting.    Any Shares covered by an award which is forfeited, canceled, expires or is settled in cash shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued under the 2013 Plan. Shares that have actually been issued under the 2013 Plan pursuant to an award shall not be returned to the 2013 Plan and shall not become available for future grant under the 2013 Plan, except where unvested Shares are forfeited or repurchased by the Company at the lower of their original purchase price or their fair market value at the time of such repurchase. Shares tendered or withheld in payment of an option exercise price, Shares withheld by the Company to pay any tax withholding obligation, and all Shares covered by the portion of a stock appreciation right that is exercised (regardless of whether Shares are actually issued in connection with such exercise) shall not be returned to the 2013 Plan and shall not become available for future issuance under the 2013 Plan.

Administration.    The 2013 Plan will be administered by the 2013 Plan administrator (the “Administrator”), defined as the Board or one (1) or more committees designated by the Board. The Board of Directors or its Compensation Committee will initially act as the Administrator. With respect to grants to Officers and Directors, the Compensation Committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code.

Repricings without Shareholder Approval.    The Company is not required to obtain shareholder approval prior to (i) the reduction of the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the 2013 Plan or (ii) the cancellation of an option or stock appreciation right at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying Shares, in exchange for another option, stock appreciation right, restricted stock or other award or for cash. In addition, cancelling an option or stock appreciation right in exchange for another option, stock appreciation right, restricted stock, or other award with an exercise price, purchase price or base appreciation amount that is equal to or greater than the exercise price or base appreciation amount of the original option or stock appreciation right will not be subject to shareholder approval.

Terms and Conditions of Awards.    The 2013 Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the 2013 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities. To the extent that the aggregate fair market value of the Shares subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2013 Plan, awards may be granted to such employees, consultants or directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2013 Plan shall be designated in an award agreement.

Subject to applicable laws and except as otherwise provided by the Board, the Administrator will have the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of Shares or the amount of other consideration to be covered by each award, to approve forms of award agreement for use under the 2013 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the 2013 Plan (provided that any amendment that would adversely affect a participant’s rights under an outstanding award would not be made without the participant’s written consent), to construe and interpret the terms of the 2013 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action, not inconsistent with the terms of the 2013 Plan, as the Administrator deems appropriate.

The term of any award granted under the 2013 Plan will be stated in the applicable award agreement but may not exceed a term of more than ten years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us), excluding any period for which the participant has elected to defer the receipt of the Shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

The 2013 Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of nonqualified stock options, stock appreciation rights, and awards intended to qualify as performance-based compensation, the exercise price, base appreciation amount or purchase price, if any, shall be not less than 100% of the fair market value per Share on the date of grant. In the case of all other awards granted under the 2013 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, Shares or, with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure, or any combination of the foregoing methods of payment.

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Under the 2013 Plan, the Administrator may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2013 Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Section 162(m) of the Code.    The maximum number of Shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year will be 200,000 Shares. In connection with a participant’s commencement of service with the Company or a related entity of the Company, the participant may be granted options and stock appreciation rights for up to an additional 200,000 shares, which would not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of Shares or other similar change in our Shares or our capital structure. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by shareholders and that specifies, among other things, the maximum number of Shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options and stock appreciation rights granted under such a plan and with an exercise price or base appreciation amount equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is canceled, the canceled award shall continue to count against the maximum number of Shares with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of Shares subject to such awards that may be granted to a participant during a calendar year will be 200,000 Shares. The foregoing limitation shall be adjusted proportionately by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of Shares or other similar change in our Shares or our capital structure. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under Code Section 162(m), a “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer.

The 2013 Plan includes performance criteria that may be considered, individually or in combination, by the Administrator when granting performance-based awards, including the following: (i) change in share price; (ii) operating earnings, operating profit margins, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (iii) total shareholder return; (iv) operating margin; (v) gross margin; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or shareholders' equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) days' sales outstanding; (ix) operating income; (x) net operating income; (xi) pre-tax profit; (xii) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (xiii) revenue; (xiv) expenses, including cost of goods sold, operating expenses, marketing and administrative expense, research and development, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (xv) earnings before interest, taxes and depreciation; (xvi) economic value created or added; (xvii) market share; (xviii) sales or net sales; (xix) sales or net sales of particular products; (xx) gross profits; (xxi) net income; (xxii) inventory turns; (xxiii) revenue per employee; and (xxiv) implementation or completion of critical projects involving acquisitions, divestitures, process improvements, product or production quality, attainment of other strategic objectives relating to market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals. The performance criteria may be applicable to the Company, any parent or subsidiary of the Company, and/or any individual business units of the Company or any parent or subsidiary of the Company.

Change in Capitalization.    Subject to any required action by the shareholders of the Company, the number of Shares covered by outstanding awards, the number of Shares that have been authorized for issuance under the 2013 Plan, the exercise or purchase price of each outstanding award, the maximum number of Shares that may be granted subject to awards to any participant in a calendar year, as well as other terms that the Administrator determines require adjustment, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company or (iii) any other transaction with respect to our Shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to shareholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

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Corporate Transaction.    Effective upon the consummation of a Corporate Transaction, all outstanding awards under the 2013 Plan will terminate unless the awards are assumed in connection with the Corporate Transaction. In addition, except as provided otherwise in an individual award agreement, for the portion of each award that is neither assumed nor replaced, such portion of the award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares (or other consideration) at the time represented by such portion of the award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

Under the 2013 Plan, Corporate Transaction includes a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; the sale, transfer or other disposition of all or substantially all of the assets of the Company; the complete liquidation or dissolution of the Company; any reverse merger or series of related transactions culminating in a reverse merger in which the Company is the surviving entity but (i) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property or (ii) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; and an acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

Change in Control.    Except as provided otherwise in an individual award agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), all outstanding awards under the 2013 Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately prior to the specified effective date of such Change in Control, for all of the Shares (or other consideration) at the time represented by such awards, provided that the grantee’s continuous service, as such term is defined in the 2013 Plan, has not terminated prior to such date.

Under the 2013 Plan, a Change in Control is defined as a change in ownership or control of the Company effected through either of the following transactions: (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act of 1934) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which a majority of the continuing directors who are not affiliates or associates of the offeror do not recommend such shareholders accept, or (ii) a change in the composition of the board over a period of twelve months or less such that one-third of the board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are continuing directors.

Amendment, Suspension or Termination of the 2013 Plan.    The Board may at any time amend, suspend or terminate the 2013 Plan. The 2013 Plan will terminate on August 22, 2023 unless earlier terminated by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, applicable rules of any stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents of the jurisdiction, the Company shall obtain shareholder approval of any such amendment to the 2013 Plan in such a manner and to such a degree as required. No suspension or termination of the 2013 Plan will adversely affect any rights under awards already granted to a participant.

Certain U.S. Federal Tax Consequences

The following summary of the U.S. federal income tax consequences of the 2013 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options.    The grant of a nonqualified stock option under the 2013 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the Shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the Shares will receive long or short-term capital gain or loss treatment, depending on whether the Shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

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A nonqualified stock option can be considered deferred compensation and subject to Section 409A of the Code. A nonqualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options.    The grant of an incentive stock option under the 2013 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the Shares. If the participant does not dispose of the Shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the Shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the Shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the Shares within the calendar year in which the incentive stock options are exercised. However, such a sale of Shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights.    Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock.    The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the Shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the Shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

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Restricted Stock Units.    Recipients of restricted stock units generally should not recognize income until such units are converted into cash or Shares. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the Shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any Shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such Shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the Shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents.    Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

2013 Plan Benefits

Awards under the 2013 Plan are in the discretion of the Administrator. Accordingly, the benefits to be received by our directors, employees and consultants pursuant to the 2013 Plan are not determinable at this time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SONO-TEK CORPORATION 2013 STOCK INCENTIVE PLAN.

ITEM 6: OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

A copy of Sono-Tek Corporation’s Annual Report on Form 10-K for the fiscal year ended February 28, 2013 (without exhibits) will be sent to any shareholder without charge by contacting the Company at the address or phone number listed above. The Company’s Annual Report on Form 10-K may also be obtained over the Internet at the Securities and Exchange Commission’s website, www.sec.gov.

Expenses

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.

Future Shareholders Proposals

Proposals of shareholders intended to be presented at the next annual meeting (expected to be held in August 2014) under SEC Rule 14a-8 must be received by the Company for inclusion in the Company’s proxy statement and form of proxy relating to that meeting (expected to be mailed in mid-July 2014) not later than April 20, 2014.

Notice of shareholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company by June 1, 2014. The discretionary authority described above with respect to other matters coming before the meeting will be conferred with respect to any such untimely matters.

Signed:

/s/Claudine Y. Corda

Claudine Y. Corda

July 22, 2013

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EXHIBIT A

SONO-TEK CORPORATION

2013 STOCK INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards, including under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity (including, without limitation, breach by the Grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company or a Related Entity); or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

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(i) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that one-third (1/3) of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(k) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Sono-Tek Corporation, a New York corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

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(q) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(r) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC QB) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with Applicable Laws.

(y) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(aa) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(dd) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ff) “Plan” means this 2013 Stock Incentive Plan.

(gg) “Related Entity” means any Parent or Subsidiary of the Company.

(hh) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

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(ii) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm) “Share” means a share of the Common Stock.

(nn) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 2,500,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

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(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, without approval of the Company’s stockholders, including reducing the exercise price of an Award for an Incentive Stock Option or a Non-Qualified Stock Option or effecting repricing through cancellation of outstanding Awards and by granting such Grantees new Awards in replacement of the cancelled Awards, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan, and to set forth such terms and conditions in Award Agreements; and

(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

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The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

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(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) change in share price; (ii) operating earnings, operating profit margins, earnings before interest, taxes, depreciation, or amortization, net earnings, earnings per share (basic or diluted) or other measure of earnings; (iii) total stockholder return; (iv) operating margin; (v) gross margin; (vi) balance sheet performance, including debt, long or short term, inventory, accounts payable or receivable, working capital, or shareholders' equity; (vii) return measures, including return on invested capital, sales, assets, or equity; (viii) days' sales outstanding; (ix) operating income; (x) net operating income; (xi) pre-tax profit; (xii) cash flow, including cash flow from operations, investing, or financing activities, before or after dividends, investments, or capital expenditures; (xiii) revenue; (xiv) expenses, including cost of goods sold, operating expenses, marketing and administrative expense, research and development, restructuring or other special or unusual items, interest, tax expense, or other measures of savings; (xv) earnings before interest, taxes and depreciation; (xvi) economic value created or added; (xvii) market share; (xviii) sales or net sales; (xix) sales or net sales of particular products; (xx) gross profits; (xxi) net income; (xxii) inventory turns; (xxiii) revenue per employee; and (xxiv) implementation or completion of critical projects involving acquisitions, divestitures, process improvements, product or production quality, attainment of other strategic objectives relating to market penetration, geographic expansion, product development, regulatory or quality performance, innovation or research goals. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be Performance-Based Compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be Performance-Based Compensation.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

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(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 200,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 200,000. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(i) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j) Term of Award. The term of each Award shall the term stated in the Award Agreement, provided, however, that the term of any Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

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(l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v) In the case of other Awards, such price as is determined by the Administrator.

(vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the New York Business Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

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(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

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9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transaction and Change in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction, provided that the Grantee’s Continuous Service has not terminated prior to such date.

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(c) Acceleration of Award Upon Change in Control. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately prior to the specified effective date of such Change in Control, for all of the Shares (or other consideration) at the time represented by such Award, provided that the Grantee’s Continuous Service has not terminated prior to such date.

(d) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option the vesting of which is accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company and shall continue in effect for a term of ten (10) years after becoming effective unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, including, but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

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17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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ANNUAL MEETING OF SHAREHOLDERS OF

SONO-TEK CORPORATION

August 22, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.sono-tek.com/corporate/page/Proxy_card

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430304030000000000 8 082213

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Coccio, Christopher
- ○ Harshbarger, Stephen
- ○ Riemer, Joseph
- ○ Strasburg, Philip

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 year	2 years	3 years	ABSTAIN
4. To cast an advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
5. To approve the Company's 2013 Stock Incentive Plan.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 5, and for "3 Years" on Proposal 4.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated July 2013.

Signature of Shareholder ______________ Date: ________ Signature of Shareholder ______________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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SONO-TEK CORPORATION

2012 Route 9W, Milton, New York 12547

This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation organized under the laws of the State of New York, hereby appoints Claudine Y. Corda and Christopher L. Coccio as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse side hereof, all of the shares of Sono-Tek Corporation, which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held at The Inn at Buttermilk Falls, 220 North Road, Milton, New York 12547, at 10:00 A.M., New York time, on August 22, 2013, or any adjournment thereof. The Board of Directors recommends a vote FOR the proposals 1, 2, 3 and 5, and for "3 Years" on proposal 4 on the reverse side.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

14475